                         NOTICE OF GUARANTEED DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)
                      FOR TENDER OF SHARES OF COMMON STOCK
                                       OF
                             @ ENTERTAINMENT, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED JUNE 8, 1999
                                       BY
                            BISON ACQUISITION CORP.
                          A WHOLLY OWNED SUBSIDIARY OF
                     UNITED PAN-EUROPE COMMUNICATIONS N.V.

    As set forth under Section 3--"Procedures for Tendering Common Stock" in the Offer to Purchase dated June 8, 1999, and any supplements or amendments thereto (the "Offer to Purchase"), this form (or a copy hereof) must be used to accept the Offer (as defined in the Offer to Purchase) if (i) certificates (the "Certificates") representing shares of common stock, par value $.01 per share, (the "Common Stock") of @ Entertainment, Inc., a Delaware corporation (the "Company"), are not immediately available, (ii) if the procedures for book-entry transfer cannot be completed on a timely basis, or (iii) time will not permit Certificates and all other required documents to reach Continental Stock Transfer & Trust Company (the "Depositary") prior to the Expiration Date (as defined in Section 1--"Terms of the Offer" of the Offer to Purchase). This Notice of Guaranteed Delivery may be delivered by hand, by mail or by overnight courier to the Depositary and must include a signature guarantee by an Eligible Institution (as defined in Section 3--"Procedures for Tendering Common Stock" of the Offer to Purchase) in the form set forth herein. See the guaranteed delivery procedures described in the Offer to Purchase under Section 3-- "Procedures for Tendering Common Stock".

                        THE DEPOSITARY FOR THE OFFER IS:

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

            BY HAND:                          BY MAIL:                   BY OVERNIGHT COURIER:
  CONTINENTAL STOCK TRANSFER &      CONTINENTAL STOCK TRANSFER &      CONTINENTAL STOCK TRANSFER &
          TRUST COMPANY                    TRUST COMPANY                     TRUST COMPANY
   Two Broadway, 19(th) Floor        Two Broadway, 19(th) Floor        Two Broadway, 19(th) Floor
     Reorganization Window             Reorganization Window             Reorganization Window
       New York, NY 10004                New York, NY 10004                New York, NY 10004

                                          FOR INFORMATION:
                                        Fax: (212) 509-5150
                                     Confirmation of Fax: (212)
                                              509-4000

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH DOES NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee a signature. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

    THE UNDERSIGNED HEREBY TENDERS TO BISON ACQUISITION CORP., A DELAWARE CORPORATION AND A WHOLLY OWNED SUBSIDIARY OF UNITED PAN-EUROPE COMMUNICATIONS N.V., A PUBLIC COMPANY WITH LIMITED LIABILITY INCORPORATED UNDER THE LAWS OF THE NETHERLANDS, UNDER THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE OFFER TO PURCHASE AND THE RELATED LETTER OF TRANSMITTAL, RECEIPT OF EACH OF WHICH IS HEREBY ACKNOWLEDGED, THE NUMBER OF SHARES OF COMMON STOCK INDICATED BELOW PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES DESCRIBED IN THE OFFER TO PURCHASE UNDER SECTION 3--"PROCEDURES FOR TENDERING COMMON STOCK".

NAME OF RECORD HOLDER(S):
ADDRESS(ES):
AREA CODE(S) AND TEL. NO(S).:
SIGNATURE(S):
DATE:

NUMBER OF SHARES OF COMMON STOCK:
CERTIFICATE NUMBER(S) IF AVAILABLE:
IF COMMON STOCK WILL BE TENDERED BY BOOK-ENTRY TRANSFER CHECK BOX:

/ /  THE DEPOSITORY TRUST COMPANY

   ACCOUNT NUMBER:

                     THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE

                    (Not to be used for signature guarantee)

    The undersigned, an Eligible Institution, hereby guarantees that the undersigned will deliver to the Depositary, at one of its addresses set forth above, the Certificates representing the Common Stock tendered hereby, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal or with any required signature guarantees and any other required documents, all within three (3) Nasdaq National Market trading days (as defined in Section 3--"Procedures for Tendering Common Stock" of the Offer to Purchase) after the date hereof.

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
-------------------------------------------
               NAME OF FIRM:                             AUTHORIZED SIGNATURE:

                                              NAME:

                                              TITLE:

                                              DATE:

ADDRESS:

                            (ZIP CODE)

AREA CODE AND TEL. NO.:
-------------------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR SHARES OF COMMON STOCK WITH THIS NOTICE OF GUARANTEED DELIVERY; CERTIFICATES FOR SHARES OF COMMON STOCK SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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